SEGALL BRYANT & HAMILL
                                  MID CAP FUND

                                 Annual Report
                                 April 30, 2002

May 30, 2002

Dear Fellow Shareholder:

   For the one-year period ending April 30, 2002, the Segall Bryant & Hamill Mid Cap Fund's total return at NAV was -3.99 percent. This compares to the performance of the Russell Mid Cap Index of -.70 percent. Recently, Morningstar listed the Fund with a 4-Star rating in the Mid Cap Growth Category among 443 funds as of 4/30/02. This ranking reflects the superior risk-adjusted performance over the past three years. Over the three-year period ending April 30, 2002, the Fund returned 5.73 percent annually vs. the Russell Mid Cap Index, which returned 4.93 percent annually.

   As we communicated to you in the past, we feel that the opportunity for investing in the mid capitalization tier of the market continues to be attractive. The past three years has seen a dramatic shift out of large capitalization companies and into mid capitalization companies. For the three-year period ending April 30, 2002, the S&P 500 Index (a proxy for the large cap market) has a negative 19.00 percent return while the Russell Mid Cap Index has a positive 10.00 percent return. While the valuation gap between the two market tiers has narrowed, there is still plenty of value to be found in mid cap stocks. We believe that we can find companies in this area of the market that meet our investment criteria and offer good value. Although we are focusing on smaller companies, the criteria which we use to select them remains unchanged: consistently high return on invested capital (ROI), double digit earnings growth and high levels of free cash flow. We continue to be owners of stocks and not renters, focusing on the long-term intrinsic value of their businesses.

   Over the past year, there has been a dramatic shift in the investment landscape. Several issues are worth mentioning. First, the Federal Reserve's aggressive easing to stimulate the economy is starting to take hold. The recovery is underway, but sporadic. Companies have been aggressively cutting costs to get their operating structures in-line with the current business environment. As the economy recovers, these companies will have significant earnings leverage, which in turn, should lead to strong earnings growth. This strong earnings growth should fuel a recovery in capital spending and lead the economy out of the recession.

   The Fund's performance over the past year is a combination of several factors. In late 2000, the Fund was positioned to take advantage of potential aggressive Fed easing and a rebound in the economy by the third quarter of 2001. Due to the events of September 11th, the rebound in the economy was delayed, but is now back on track. The Fund's increased exposure in several sectors of the market will continue to benefit from a rebounding economy and include semiconductors, industrials, media companies and retailers. These 'high quality' cyclical companies tend anticipate a recovery in the economy well in advance and outperform even as near-term fundamentals deteriorate. Also, our focus on finding truly unique companies with consistent earning growth decreased the Fund's overall volatility during a very uncertain period.

   Our outlook for the economy is for accelerating growth during the balance of 2002. As of mid 2001, the economy had slipped into recession territory and the events of September 11th accelerated this slowdown. The aggressive easing that the Fed has undertaken and the recent fiscal stimulus packages should result in stronger economic growth as we exit 2002. The Fund is currently positioned for such a recovery.

   Our focus on high ROI mid capitalization stocks has led us to invest in very solid companies that operate in unique industry settings. This strategy leads us to concentrate the Fund on the growth segments of the economy such as Health Care, Technology and Finance. We will tend to be overweight in these sectors and focus less on the more cyclical sectors of the market. However, we have selectively increased our exposure to companies that will benefit from accelerating economic growth.

   We remain confident that our selection process will lead to above-average results over time. By focusing on mid cap growth companies with reasonable valuations, we believe that our shareholders will benefit from both the attractive valuation levels of this sector of the market and owning high quality growth companies.

/s/David P. Kalis

David P. Kalis, CFA

Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Sector allocations are subject to change at any time and are not recommendations to buy or sell any security. Please refer to the growth of $10,000 chart for further performance information.

For each fund with at least a three-year history, Morningstar calculates a Morningstar RatingTM metric each month by subtracting the return on a 90-day U.S. Treasury Bill from the fund's load-adjusted return for the same period, and then adjusting this excess return for risk. The top 10% of funds in each broad asset class receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars and the bottom 10% receive 1 star. The Overall Morningstar Rating for a fund is derived from a weighted average of the performance figures associated with its three-, five- and ten-year (if applicable) Morningstar Rating metrics. As the Segall Bryant & Hamill Mid Cap Fund does not have 5 years of performance history, the Overall Morningstar Rating and the 3-Year Morningstar Rating are the same.

(c) 2002 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.
07/02

                      SEGALL BRYANT & HAMILL MID CAP FUND
 COMPARISON OF THE CHANGE IN VALUE OF A HYPOTHETICAL $10,000 INVESTMENT IN THE
         SEGALL BRYANT & HAMILL MID CAP FUND VERSUS THE LIPPER MID CAP
                 CORE FUND INDEX AND THE RUSSELL MID CAP INDEX.

               Segall Bryant & Hamill      Lipper Mid Cap       Russell Mid
    Date            Mid Cap Fund          Core Fund Index        Cap Index
    ----            ------------          ---------------        ---------
   4/1/1999            $10,000                $10,000             $10,000
  4/30/1999            $10,520                $10,574             $10,690
  7/31/1999            $10,376                $11,063             $10,733
 10/31/1999            $10,112                $11,079             $10,566
  1/31/2000            $10,551                $13,323             $11,434
  4/30/2000            $12,091                $14,370             $12,401
  7/31/2000            $12,764                $14,473             $12,291
 10/31/2000            $13,530                $14,915             $13,071
  1/31/2001            $13,717                $14,730             $13,006
  4/30/2001            $12,953                $13,895             $12,436
  7/31/2001            $12,826                $13,813             $12,190
 10/31/2001            $11,074                $12,105             $10,716
  1/31/2002            $12,314                $13,453             $12,009
  4/30/2002            $12,437                $13,879             $12,350

                                                                       Since
Average Annual Total Return                                          Inception
as of April 30, 2002                      1 year        3 year       (4/1/99)
-----------------------------------       ------        ------       ---------
Segall Bryant & Hamill Mid Cap Fund       -3.99%        5.73%          7.33%
Lipper Mid Cap Core Fund Index            -0.12%        9.49%         11.21%
Russell Mid Cap Index                     -0.70%        4.93%          7.24%

Past performance is no guarantee of future results. Share value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original investment. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on dividends, capital gains distributions or redemption of fund shares. Indices do not incur expenses and are not available for investment.

The Russell Mid Cap Index measures the performance of the 800 smallest companies contained within the largest 1,000 companies of the Russell 3,000 Index, an Index which represents approximately 98% of the investable U.S. equity market.

The Lipper Mid Cap Core Fund Index is comprised of funds that invest at least 75% of their equity assets in companies with market capitalizations (on a 3 year weighted basis) of less than 300% of the dollar-weighted median market capitalization of the S&P Mid Cap 400 Index. The funds in this index have a similar investment objective as the Segall Bryant & Hamill Mid Cap Fund.

Average annual total return represents the average change in account value over the periods indicated.

SCHEDULE OF INVESTMENTS AT APRIL 30, 2002

  Shares     COMMON STOCKS:  93.93%                               Market Value
-------------------------------------------------------------------------------
             ADVERTISING:  3.79%
   5,525     Catalina Marketing Corp.                              $   193,872
   9,250     The Interpublic Group
               of Companies, Inc.                                      285,640
                                                                   -----------
                                                                       479,512
                                                                   -----------

             BANKS:  7.55%
   3,900     Comerica Inc.                                             245,115
   6,950     North Fork Bancorporation, Inc.                           268,409
  10,300     SouthTrust Corp.                                          274,804
   3,100     Zions Bancorp.                                            167,648
                                                                   -----------
                                                                       955,976
                                                                   -----------

             BROADCASTING-MEDIA:  2.05%
   6,500     Univision Communications,
               Inc. - Class A*<F1>                                     259,740
                                                                   -----------

             CHEMICALS:  1.95%
   8,100     Engelhard Corp.                                           246,402
                                                                   -----------

             COMPUTER SERVICES:  8.13%
   5,700     Adobe Systems, Inc.                                       227,772
   3,800     Affiliated Computer Services,
               Inc. - Class A*<F1>                                     205,466
   4,226     Concord  EFS,  Inc.*<F1>                                  137,725
   8,100     Convergys Corp.*<F1>                                      224,127
   7,850     SunGard Data Systems Inc.*<F1>                            233,616
                                                                   -----------
                                                                     1,028,706
                                                                   -----------

             CONSUMER PRODUCTS:  3.53%
   9,350     Pactiv Corp.                                              193,264
  15,900     Rayovac Corp.*<F1>                                        252,969
                                                                   -----------
                                                                       446,233
                                                                   -----------

             ELECTRONICS:   4.79%
   9,825     Altera Corp.                                              202,002
   5,150     Linear Technology Corp.                                   200,129
   5,300     National Instruments Corp.*<F1>                           203,679
                                                                   -----------
                                                                       605,810
                                                                   -----------

             FINANCIAL:  6.25%
   5,675     Ambac Financial Group, Inc.                               356,731
   4,900     Eaton Vance Corp.                                         178,997
   3,575     MGIC Investment Corp.                                     255,112
                                                                   -----------
                                                                       790,840
                                                                   -----------

             FOOD:  2.59%
   9,100     Performance Food Group Co.*<F1>                           328,146
                                                                   -----------

             HEALTHCARE:  7.01%
  10,700     Biomet, Inc.                                              302,061
   7,925     MedImmune, Inc.*<F1>                                      264,695
   5,030     Millipore Corp.*<F1>                                      200,948
   3,625     Respironics, Inc.*<F1>                                    118,864
                                                                   -----------
                                                                       886,568
                                                                   -----------

             INSURANCE:  3.60%
   7,900     AFLAC, Inc.                                               236,210
   3,230     Everest Re Group, Ltd.#<F2>                               219,317
                                                                   -----------
                                                                       455,527
                                                                   -----------

             MANUFACTURING:  13.06%
   4,600     Danaher Corp.                                             329,268
   7,725     Flowserve Corp.*<F1>                                      266,513
   6,150     Gentex Corp.*<F1>                                         194,709
   4,350     Graco, Inc.                                               194,706
   7,600     Littelfuse, Inc.*<F1>                                     204,516
   5,350     Mettler-Toledo International, Inc.*<F1>                   205,707
   5,600     Roper Industries, Inc.                                    257,544
                                                                   -----------
                                                                     1,652,963
                                                                   -----------

             OFFICE SUPPLIES:  2.32%
   4,575     Avery Dennison Corp.                                      293,029
                                                                   -----------

             PERSONAL CARE:  2.14%
   7,475     The Estee Lauder Companies,
               Inc. - Class A                                          270,221
                                                                   -----------

             PETROLEUM:  4.73%
   9,400     Global Santa Fe Corp.                                     329,846
   6,350     Stone Energy Corporation*<F1>                             269,240
                                                                   -----------
                                                                       599,086
                                                                   -----------

             PUBLISHING:  2.30%
   5,730     Scholastic Corp.*<F1>                                     290,683
                                                                   -----------

             RETAIL:  3.92%
   5,500     BJ's Wholesale Club, Inc.*<F1>                            245,465
   7,225     Family Dollar Stores, Inc.                                249,985
                                                                   -----------
                                                                       495,450
                                                                   -----------

             SERVICES:  7.78%
   5,125     Cintas Corp.                                              265,321
   6,650     Ecolab, Inc.                                              292,002
   2,475     Laboratory Corporation
               of America Holdings*<F1>                                245,520
   6,900     Robert Half International, Inc.*<F1>                      181,194
                                                                   -----------
                                                                       984,037
                                                                   -----------

             TECHNOLOGY:  3.81%
   6,525     Intuit, Inc.*<F1>                                         255,650
  26,837     Symbol Technologies, Inc.                                 227,041
                                                                   -----------
                                                                       482,691
                                                                   -----------

             TRANSPORTATION:  2.63%
  10,575     C.H. Robinson Worldwide, Inc.                             332,795
                                                                   -----------

             Total Common Stocks
               (Cost $10,904,847)                                   11,884,415
                                                                   -----------

             SHORT-TERM INVESTMENTS:  7.02%
 888,887     Federated Cash Trust Money Market
               (Cost $888,887)                                         888,887
                                                                   -----------

             Total Investments in Securities
               (Cost $11,793,734):  100.95%                         12,773,302
             Liabilities in Excess of
               Other Assets:  (0.95%)                                 (120,499)
                                                                   -----------
             Net Assets: 100.00%                                   $12,652,803
                                                                   -----------
                                                                   -----------

*<F1> Non-income producing security.
#<F2> U.S. exchange traded security of a foreign issuer.

See accompanying Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES AT APRIL 30, 2002

ASSETS
   Investments in securities, at value
     (identified cost $11,793,734)                                 $12,773,302
   Receivables
       Fund shares sold                                                  7,552
       Dividends                                                         3,424
       Due from Advisor                                                  3,703
   Prepaid expenses                                                      5,630
                                                                   -----------
           Total assets                                             12,793,611
                                                                   -----------

LIABILITIES
   Payables
       Securities purchased                                             97,013
       Distribution fees                                                   342
       Administration fees                                               2,466
   Accrued expenses                                                     40,987
                                                                   -----------
           Total liabilities                                           140,808
                                                                   -----------

NET ASSETS                                                         $12,652,803
                                                                   -----------
                                                                   -----------

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
  [$12,652,803 / 1,042,612 shares outstanding; unlimited
  number of shares (par value $0.01) authorized]                        $12.14
                                                                        ------
                                                                        ------

COMPONENTS OF NET ASSETS
   Paid-in capital                                                 $12,310,950
   Accumulated net realized loss on investments                       (637,715)
   Net unrealized appreciation on investments                          979,568
                                                                   -----------
   Net assets                                                      $12,652,803
                                                                   -----------
                                                                   -----------

See accompanying Notes to Financial Statements.

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED APRIL 30, 2002

INVESTMENT INCOME
   Income
       Dividend income                                               $  78,947
                                                                     ---------

   Expenses
       Advisory fees (Note 3)                                           89,058
       Administration fees (Note 3)                                     29,999
       Distribution fees (Note 4)                                       29,686
       Professional fees                                                23,613
       Fund accounting fees                                             22,977
       Transfer agent fees                                              19,580
       Reports to shareholders                                          13,501
       Registration fees                                                 7,985
       Custody fees                                                      7,701
       Trustee fees                                                      5,224
       Insurance fees                                                    1,287
       Miscellaneous fees                                                3,201
                                                                     ---------
           Total expenses                                              253,812
           Less: advisory fee waiver (Note 3)                          (88,021)
                                                                     ---------
           Net expenses                                                165,791
                                                                     ---------
               NET INVESTMENT LOSS                                     (86,844)
                                                                     ---------

REALIZED AND UNREALIZED LOSS ON INVESTMENTS
   Net realized loss from security transactions                       (608,042)
   Net change in unrealized
     appreciation on investments                                       179,480
                                                                     ---------
       Net realized and unrealized loss on investments                (428,562)
                                                                     ---------
           NET DECREASE IN NET ASSETS
             RESULTING FROM OPERATIONS                               $(515,406)
                                                                     ---------
                                                                     ---------

See accompanying Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                            Year Ended          Year Ended
                                                          April 30, 2002      April 30, 2001
                                                          --------------      --------------
(DECREASE) / INCREASE IN
  NET ASSETS FROM:
OPERATIONS
   Net investment loss                                     $   (86,844)        $   (79,453)
   Net realized (loss) / gain
     on security transactions                                 (608,042)          1,508,267
   Net change in unrealized appreciation /
     (depreciation) on investments                             179,480            (700,183)
                                                           -----------         -----------
        Net (decrease) / increase in net
          assets resulting from operations                    (515,406)            728,631
                                                           -----------         -----------

DIVIDENDS AND DISTRIBUTIONS
  TO SHAREHOLDERS
   Net realized gain
     on security transactions                                 (533,525)         (1,625,209)
                                                           -----------         -----------

TRANSACTIONS IN SHARES OF
  BENEFICIAL INTEREST
   Net increase in net assets
     derived from net change
     in outstanding shares (a)<F3>                           2,248,971           2,159,078
                                                           -----------         -----------
   TOTAL INCREASE IN NET ASSETS                              1,200,040           1,262,500
                                                           -----------         -----------

NET ASSETS
Beginning of year                                           11,452,763          10,190,263
                                                           -----------         -----------
END OF YEAR                                                $12,652,803         $11,452,763
                                                           -----------         -----------
                                                           -----------         -----------

(a)<F3>  A summary of share transactions is as follows:

                                      Year Ended                   Year Ended
                                    April 30, 2002               April 30, 2001
                                 -------------------           -------------------
                                 Shares        Value           Shares        Value
                                 ------        -----           ------        -----
Shares sold                      427,039     $5,125,666        137,186     $1,916,695
Shares issued in
  reinvestment of
  distributions                   43,496        514,998        106,692      1,496,889
Shares redeemed                 (293,786)    (3,391,693)       (87,145)    (1,254,506)
                                --------     ----------        -------     ----------
Net increase                     176,749     $2,248,971        156,733     $2,159,078
                                --------     ----------        -------     ----------
                                --------     ----------        -------     ----------

See accompanying Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

                                                                                        April 1, 1999*<F4>
                                                       Year Ended April 30,                   through
                                                2002           2001           2000        April 30, 1999
                                                ----           ----           ----        --------------
Net asset value,
  beginning of period                          $13.23         $14.37         $13.14           $12.49
                                               ------         ------         ------           ------

Income from investment
  operations:
     Net investment loss                        (0.08)         (0.09)         (0.11)              --
     Net realized and
       unrealized (loss) / gain
       on investments                           (0.46)          1.25           1.99             0.65
                                               ------         ------         ------           ------
Total from
  investment operations                         (0.54)          1.16           1.88             0.65
                                               ------         ------         ------           ------

Less distributions:
     Dividends from net
       realized gain                            (0.55)         (2.30)         (0.65)              --
                                               ------         ------         ------           ------

Net asset value,
  end of period                                $12.14         $13.23         $14.37           $13.14
                                               ------         ------         ------           ------
                                               ------         ------         ------           ------

Total return                                    (3.99%)         7.13%         14.93%            5.20%++<F6>

Ratios/supplemental data:
Net assets, end of period
  (thousands)                                 $12,653        $11,453        $10,190           $8,433

Ratio of expenses to average
  net assets:
     Before expense
       reimbursement                             2.14%          2.17%          2.51%            7.35%+<F5>
     After expense
       reimbursement                             1.40%          1.40%          1.40%            1.34%+<F5>

Ratio of net investment loss to
  average net assets:
     After expense
       reimbursement                            (0.73%)        (0.72%)        (0.78%)          (0.23%)+<F5>

Portfolio turnover rate                         63.38%         89.84%        114.39%           18.02%

 *<F4>  Commencement of operations.
 +<F5>  Annualized.
++<F6>  Not Annualized.

See accompanying Notes to Financial Statements.

NOTES TO FINANCIAL HIGHLIGHTS AT APRIL 30, 2002

NOTE 1 - ORGANIZATION

   The Segall Bryant & Hamill Mid Cap Fund (the "Fund") is a series of shares of beneficial interest of Advisors Series Trust (the "Trust"), which is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund began operations on April 1, 1999. The Fund's objective is to seek growth of capital by investing in medium-capitalization ("mid-cap") companies with income as a secondary objective.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

   The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with accounting principles generally accepted in the United States of America.

   A. Security Valuation: The Fund's investments are carried at fair value. Securities that are primarily traded on a national securities exchange shall be valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and asked prices. Securities primarily traded in the NASDAQ National Market System for which market quotations are readily available shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices. Over-the-counter ("OTC") securities which are not traded in the NASDAQ National Market System shall be valued at the most recent trade price. Securities for which market quotations are not readily available, if any, are valued following procedures approved by the Board of Trustees. Short-term investments are valued at amortized cost, which approximates market value.

   B. Federal Income Taxes: It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

   C. Security Transactions, Dividends and Distributions: Security transactions are accounted for on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost. Dividend income and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions to shareholders from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations which differs from accounting principles generally accepted in the United States of America. To the extent these book/tax differences are permanent such amounts are reclassified within the capital accounts based on their Federal tax treatment.

   D. Use of Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets during the reporting period. Actual results could differ from those estimates.

NOTE 3 - INVESTMENT ADVISORY FEE AND OTHER
         TRANSACTIONS WITH AFFILIATES

   For the year ended April 30, 2002, Segall Bryant & Hamill (the "Advisor") provided the Fund with investment management services under an Investment Advisory Agreement. The Advisor furnished all investment advice, office space, facilities, and provides most of the personnel needed by the Fund. As compensation for its services, the Advisor is entitled to a monthly fee at the annual rate of 0.75% based upon the average daily net assets of the Fund. For the year ended April 30, 2002, the Fund incurred $89,058 in Advisory Fees.

   The Fund is responsible for its own operating expenses. The Advisor has agreed to reduce fees payable to it by the Fund and to pay Fund operating expenses to the extent necessary to limit the Fund's aggregate annual operating expenses to 1.40% of average net assets (the "expense cap"). Any such reduction made by the Advisor in its fees or payment of expenses which are the Fund's obligation are subject to reimbursement by the Fund to the Advisor, if so requested by the Advisor, in subsequent fiscal years if the aggregate amount actually paid by the Fund toward the operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the applicable limitation on Fund expenses. The Advisor is permitted to be reimbursed only for fee reductions and expense payments made in the previous three fiscal years, but is permitted to look back five years and four years, respectively, during the initial six years and seventh year of the Fund's operations. Any such reimbursement is also contingent upon Board of Trustees review and approval at the time the reimbursement is made. Such reimbursement may not be paid prior to the Fund's payment of current ordinary operating expenses. For the year ended April 30, 2002, the Advisor reduced its fees in the amount of $88,021; no amounts were reimbursed to the Advisor. Cumulative expenses subject to recapture pursuant to the aforementioned conditions amounted to $317,471 at April 30, 2002. Accumulative expenses subject to recapture expire as follows:

                Year             Amount
                ----             ------
                2004           $ 38,382
                2005           $106,079
                2006           $ 84,989
                2007           $ 88,021

   U.S. Bancorp Fund Services, LLC, formerly Investment Company Administration, LLC, (the "Administrator") acts as the Fund's Administrator under an Administration Agreement. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Fund's custodian, transfer agent and accountants; coordinates the preparation and payment of the Fund's expenses and reviews the Fund's expense accruals. For its services, the Administrator receives a monthly fee at the following annual rate:

Fund asset level                           Fee rate
----------------                           --------
Less than $15 million                      $30,000
$15 million to less than $50 million       0.20% of average daily net assets
$50 million to less than $100 million 0.15% of average daily net assets $100 million to less than $150 million 0.10% of average daily net assets
More than $150 million                     0.05% of average daily net assets

   Quasar Distributors, LLC (the "Distributor") acts as the Fund's principal underwriter in a continuous public offering of the Fund's shares. The Distributor is an affiliate of the Administrator.

   Certain officers of the Fund are also officers of the Administrator.

NOTE 4 - DISTRIBUTION COSTS

   The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 (the "Plan"). The Plan permits the Fund to pay for distribution and related expenses at an annual rate of up to 0.25% of the Fund's average daily net assets annually. The expenses covered by the Plan may include the cost of preparing and distributing prospectuses and other sales material, advertising and public relations expenses, payments to financial intermediaries and compensation of personnel involved in selling shares of the Fund. Payments made pursuant to the Plan will represent compensation for distribution and service activities, not reimbursements for specific expenses incurred. Pursuant to a distribution coordination agreement adopted under the Plan, distribution fees are paid to the Advisor as "Distribution Coordinator". For the year ended April 30, 2002, the Fund paid the Distribution Coordinator $29,686.

NOTE 5 - PURCHASES AND SALES OF SECURITIES

   For the year ended April 30, 2002, the cost of purchases and the proceeds from sales of securities, excluding short-term securities, were $8,668,934 and $7,147,833 respectively.

NOTE 6 - INCOME TAXES AND DISTRIBUTIONS

   Net investment income and net realized gains differ for financial statement and tax purposes due to differing treatments of wash sale losses deferred and losses realized subsequent to October 31 on the sale of securities.

   As of April 30, 2002, the components of net assets on a tax basis were as follows:

   Cost of investments                                          $11,902,266

   Gross tax unrealized appreciation                              1,467,595
   Gross tax unrealized depreciation                               (596,559)
                                                                -----------
   Net tax unrealized appreciation                              $   871,036
                                                                -----------
                                                                -----------

   Capital loss carryforward expiring in 2010                   $  (409,189)
                                                                -----------
                                                                -----------

   At April 30, 2002, the Fund had deferred capital losses occurring subsequent to October 31, 2001 of ($119,994). For tax purposes, such losses will be reflected in the year ending April 30, 2003.

   The tax composition of dividends during the year ended April 30, 2002, was as follows:

   Long term capital gains                                         $533,525

REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Trustees and Shareholders of Segall Bryant & Hamill Mid Cap Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Segall Bryant & Hamill Mid Cap Fund, a series of Advisor Series Trust (the "Fund") at April 30, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights for the period from April 1, 1999 through April 30, 1999 were audited by other independent accountants whose report dated May 28, 1999 expressed an unqualified opinion on those financial statements.

PricewaterhouseCoopers LLP

New York, New York
June 28, 2002

INFORMATION ABOUT TRUSTEES AND OFFICERS (UNAUDITED)

The business and affairs of the Fund are managed under the direction of the Fund's Board of Trustees. Information pertaining to the Trustees and Officers of the Fund is set forth below. Unless noted otherwise, each person has held the position listed for a minimum of five years. The SAI includes additional information about the Fund's officers and trustees and is available, without charge, upon request by calling 1-877-829-8413.

                                                        INDEPENDENT TRUSTEES
                                                        --------------------
                                                                                     # of
                                                                                     Funds          Other
                                      Term of                                        in             Director-
                                      Office and     Principal                       complex        ships
                         Position     Length of      Occupation                      overseen       Held
Name, Age                Held with    Time           During Past                     by             by
and Address              the Trust    Served         Five Years                      Trustee        Trustee
-----------              ---------    ----------     -----------                     --------       -------
Walter E. Auch           Trustee      Indefinite     Management                      Sixteen        Salomon Smith
(Born 1921)                           Term           Consultant                                     Barney Funds,,
2020 E. Financial Way                                                                               Bayan Strategic
Glendora, CA  91741                   Since                                                         Realty Trust,
                                      1997                                                          Legend Properties,
                                                                                                    Pimco Advisors
                                                                                                    LLP, and Senele
                                                                                                    Group

James Clayburn           Trustee      Indefinite     Dean Emeritus, John             Sixteen        Trust for
LaForce                               Term           E. Anderson Graduate                           Investment
(Born 1927)                                          School of Management,                          Managers
2020 E. Financial Way                 Since          University of
Glendora, CA  91741                   March          California,
                                      2002           Los Angeles

Donald E. O'Connor       Trustee      Indefinite     Financial Consultant;           Sixteen        The Forward
(Born 1936)                           Term           formerly Executive Vice                        Funds
2020 E. Financial Way                                President and Chief
Glendora, CA  91741                   Since          Operating officer of ICI
                                      1997           Mutual Insurance
                                                     Company (until January,
                                                     1997); Vice President,
                                                     Operations, Investment
                                                     Company Institute (until
                                                     July, 1993).

George J. Rebhan         Trustee      Indefinite     Retired; formerly               Sixteen        Trust for
(Born 1934)                           Term           President, Hotchkis                            Investment
2020 E. Financial Way                                and Wiley Funds                                Managers,
Glendora, CA  91741                   Since          (mutual funds)                                 E*Trade
                                      March          from 1985                                      Funds
                                      2002           to 1993.

                                                                                     # of
                                                                                     Funds in       Other
                                      Term of                                        complex        Director-
                                      Office and     Principal                       overseen       ships
                         Position     Length of      Occupation                      by             Held
Name, Age                Held with    Time           During Past                     Trustee        by Trustee
and Address              the Trust    Served         Five Years                      or Officer     or Officer
-----------              ---------    ----------     -----------                     ----------     ----------
George T. Wofford III    Trustee      Indefinite     Senior Vice President,          Sixteen        Not Applicable
(Born 1939)                           Term           Information Services,
2020 E. Financial Way                                Federal Home Loan Bank
Glendora, CA  91741                   Since          of San Francisco.
                                      1997

                                                  INTERESTED TRUSTEES AND OFFICERS
                                                  --------------------------------

Eric M. Banhazl          Trustee,     Indefinite     Senior Vice President,          Sixteen        None
(Born 1957)              President    Term           U.S. Bancorp Fund
2020 E.                  &                           Services, LLC, the
  Financial Way          Treasurer    Since          Fund's administrator
Glendora, CA                          1997           (since July, 2001);
91741                                                Treasurer, Investec Funds;
                                                     formerly, Executive Vice
                                                     President, Investment
                                                     Company Administration,
                                                     LLC (ICA) (The Fund's
                                                     former administrator).

Chad E. Fickett          Secretary    Indefinite     Compliance                      Sixteen        None
(Born 1973)                           Term           Administrator,
615 E.                                               U.S. Bancorp Fund
  Michigan Street                                    Services, LLC since
Milwaukee, WI                         Since          July 2000.
53202                                 March
                                      2002

ADDITIONAL TAX INFORMATION (UNAUDITED)

Under section 852(b)(3)(c) of the Internal Revenue Code, the Fund hereby designates $533,525 as a long-term capital gain dividend for the fiscal year ended April 30, 2002.

                                    ADVISOR
                            Segall, Bryant & Hamill
                       10 South Wacker Drive, Suite 2150
                            Chicago, Illinois 60606

                                  DISTRIBUTOR
                            Quasar Distributors, LLC
                      615 East Michigan Street, 2nd Floor
                           Milwaukee, Wisconsin 53202

                                   CUSTODIAN
                                U.S. Bank, N.A.
                               425 Walnut Street
                             Cincinnati, Ohio 45202

                                 TRANSFER AGENT
                             Orbitex Data Services
                        14707 California Street, Suite 5
                             Omaha, Nebraska 68154
                                  877-829-8413

                            INDEPENDENT ACCOUNTANTS
                          PricewaterhouseCoopers, LLP
                          1177 Avenue of the Americas
                            New York, New York 10036

                                 LEGAL COUNSEL
                     Paul, Hastings, Janofsky & Walker, LLP
                          55 Second Street, 24th Floor
                        San Francisco, California 94105

This report is intended for the shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus. For a current prospectus please call 1-877-829-8413.

Past performance results shown in this report should not be considered a representation of future performance. Share price and returns will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are dated and are subject to change.